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Uber Technologies, Inc.

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Explanatory Note

The following is a presentation that Uber Technologies, Inc. (the “Company”) intends to use in meetings with stockholders. The Company may in the future send or give the same or substantially similar communications, or use selected portions of the following communication, from time to time in meetings with stockholders.

2025 Annual Meeting Stockholder Engagement May 5, 2025 Uber

2025 Annual Meeting Stockholder Engagement 2 2025 Annual meeting of stockholders Uber appreciates your investment and requests your support at our May 5 Annual Meeting Voting Agenda Board’s recommendation Proxy reference Election of directors ✔ FOR p. 13 Advisory vote to approve 2024 named executive officers (NEOs) compensation (the “say-on-pay vote”) ✔ FOR p. 31 Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025 ✔ FOR p. 70

3 Experienced board continues to guide our growth 2025 Annual Meeting Stockholder Engagement Note: This reflects the Board members who are nominees for re-election at the 2025 Annual Meeting of Stockholders Ronald Sugar (Chair) Former Chairman & CEO, Northrop Grumman Committees: Nominating and Governance (Chair); Compensation Revathi Advaithi CEO, Flex Ltd. Committees: Audit Ursula Burns Co-Founder, Integrum Holdings LP: Former Chairman and CEO, VEON Ltd. Committees: Audit; Nominating and Governance Robert Eckert Operating Partner, FFL Partners LLC; Former CEO, Mattel Committees: Nominating and Governance; Compensation (Chair) Amanda Ginsberg Operating Partner, Advent International, L.P.; Former CEO, Match Group, Inc. Committees: Compensation Dara Khosrowshahi CEO, Uber Technologies, Inc. Committees: None John Thain Founding Partner, Pine Island Capital Partners LLC; Former Chairman and CEO, CIT Group Committees: Audit (Chair) David Trujillo Partner, TPG Inc. Committees: Nominating and Governance; Compensation Alexander Wynaendts Former CEO and Chairman Chairman, Aegon NV Committees: Audit Turqi Alnowaiser Deputy Governor and Head of International Investments Division, The Public Investment Fund Committees: Audit Uber

2025 Annual Meeting Stockholder Engagement 4 Director skills, experience & background *Board tenure and age measured as of March 24, 2025 **Does not include Mr. Khosrowshahi, 55, as he is not an independent director Demographics 90% Independent Board Independence 9 Independent 1 Non-independent 62 Avg independent director age** Director Age* 3 45-55 Years 2 56-65 Years 4 66+ Years 5.7 Avg. years of tenure Board Tenure* 6 >5 Years 3 2-5 Years 1 0-2 Years uber

Executive compensation is performance-based and transparent

2024 Program Highlights

- 96% of CEO compensation and 92% of NEO compensation variable based on performance and at risk
- At least one-third of annual equity awards to NEOs were in the form of PRSUs (increased CEO portion to 55% in 2024); CEO continues to receive a combination of stock options and time-based RSUs instead of all RSUs
- Continued to take stockholder Gross Bookings growth and Adjusted EBITDA growth expectations into consideration when developing our short- and long-term incentive programs goals
- Continued to incorporate stock-based compensation (SBC) expense into 2024 annual cash bonus goals
- Capped 2022 PRSU payout at 150% of target despite strong Adj. EBITDA performance over three years and 3yr rTSR performance (would have otherwise paid out closer to ~160%)

2025 Program Preview

- Added goals to our 2025 annual bonus program related to increasing autonomous vehicles (AVs) on the Uber platform
- Continued to incorporate stock-based compensation (SBC) expense into 2025 annual cash bonus goals

2024 Incentive Structure



2024 PRSU Structure
70% - 130%
Relative TSR Modifier

Financial and Strategic Measures:

- 40% - Adjusted EBITDA Margin (annual)*
- 40% - Gross Bookings Growth (3 yr. avg)
- 20% - Strategic Goals (end of 3-yrs.)
  - 10% - Electrification & Waste Reduction
  - 10% - Safety Improvement

3-yr. relative TSR modifier (70%-130%)
Financial and Strategic results are multiplied by a relative TSR modifier

Vesting schedule: 3 yr. cliff

Max program payout: 150%

* Adjusted EBITDA as a percentage of Gross Bookings



2024 Bonus Structure
50% - 150% Individual Performance Modifier

Financial (60%)

- 20% - Adjusted EBITDA
- 20% - Adjusted EBITDA Less SBC
- 20% - Gross Bookings

Strategic & Operational Priorities (40%)

- 4 equally weighted metrics (each 10%)

Individual Modifier (50%-150%)

- Results of Company goals may be adjusted by an individual modifier based on a mixture of quantitative and qualitative goals

Max program payout: 200%

Uber I 2025 Annual Meeting Stockholder Engagement 5

2025 Annual Meeting Stockholder Engagement 6 CEO YoY Compensation Increase ✓ The Compensation Committee has been working on gradually moving CEO equity awards closer to market levels beginning in 2022 ✓ In 2023, the Compensation Committee approved a 10% decrease due to our company’s stock price performance and to align with how stockholders fared in 2022; given that the 2023 grant was intentionally low (vs. market rates and compared to 2022), it also resulted in a lower baseline for YoY comparison to 2024 ✓ 2024 equity grant practices resumed at normal levels and the Compensation Committee approved $25M grant (+36% vs 2023, but +22% vs. 2022, or 11% average increase per year) to bring our CEO closer to market ✓ In addition to the YoY increase in the target equity award, the reported equity value captured in the Summary Compensation Table (SCT) for 2024 was 38% or $9.6M higher than the approved award due to accounting complexities (relating to performance-based RSUs including annual EBITDA goals and tying to Uber’s rTSR) and the steep increase in Uber’s stock price ○ The accounting complexities include having to expense awards at a higher value than the Compensation Committee approved value and having to expense portions of previously approved awards at higher values than when originally approved by the Compensation Committee (i.e., Accounting Standards Codification Topic 718) (10%) +46% Average of +11% per year (i.e., +22% total over two years) +36% Decrease due to company’s stock price performance and to align with how stockholders fared in 2022 $25.0M 2024 Reported Equity Value To be included in the SCT in future years FY24 accounting value of 2022/2023 PRSU tranches were $104.84 / $104.22 vs. $36.67 / $38.33 when originally granted. $9.6M accounting complexities & stock price volatility Uber

7 Forward-looking statements 2025 Annual Meeting Stockholder Engagement This presentation may contain forward-looking statements regarding our future business expectations, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward- looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: competition, managing our growth, financial performance, investments in new products or offerings, our ability to attract drivers, consumers and other partners to our platform, our brand and reputation and other legal and regulatory developments and proceedings, particularly with respect to our relationships with drivers and couriers and the impact of the global economy, including rising inflation and interest rates. In addition, other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the year ended December 31, 2024 and subsequent, quarterly reports and other filings filed with the Securities and Exchange Commission from time to time. All information provided in this presentation is as of the date hereof and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of such date. We undertake no duty to update this information unless required by law. Uber